Prospectus Supplement
John Hancock Investment Trust
John Hancock Seaport Long/Short Fund (the fund)
Supplement dated July 29, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
Effective immediately, the “Calendar year total returns” bar chart included under “Past performance” in the “Fund summary” section for the fund is replaced in its entirety with the following:
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
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